Exhibit 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:  15-Jan-99      For the Monthly Period Ending:  31-Dec-98      Days in Interest Period (30/360)    30
Determined as of:      11-Jan-99      Monthly Period                         50      Days in Interest Period (Act/360)   31

       Beginning                     Total Trust          Investor Interest      Series 1995-A     Series 1995-B     Series 1996-A
       ---------                     -----------          -----------------      -------------     -------------     -------------
Pool Balance (Principal)          4,226,392,584.96
Finance Charges O/S                 125,505,482.49
Excess Funding Account                        0.00

Initial Invested Amount                                     3,860,000,000.00     380,000,000.00    380,000,000.00    500,000,000.00
Invested Amount                                             3,460,000,000.00     380,000,000.00    380,000,000.00    500,000,000.00
Class A Invested Amount                                                          357,200,000.00    357,200,000.00    465,000,000.00
Class B Invested Amount                                                           22,800,000.00     22,800,000.00     35,000,000.00

Principal Funding Account                                               0.00               0.00              0.00              0.00

Adjusted Invested Amount                                    3,460,000,000.00     380,000,000.00    380,000,000.00    500,000,000.00
Class A Adjusted Invested Amt                                                    357,200,000.00    357,200,000.00    465,000,000.00
Class B Adjusted Invested Amt                                                     22,800,000.00     22,800,000.00     35,000,000.00
Enhancement Invested Amount                                             0.00               0.00              0.00              0.00

Principal Allocation Pct                    100.00%                    81.87%              8.99%             8.99%            11.83%
Principal Collections               513,205,311.29            420,143,264.35      46,142,901.86     46,142,901.86     60,714,344.56

Floating Allocation Pct                     100.00%                    81.87%              8.99%             8.99%            11.83%
Finance Charge Collections           66,991,162.39             54,843,324.94       6,023,255.34      6,023,255.34      7,925,335.97
Defaulted Amount                     26,857,620.66             21,987,396.02       2,414,800.72      2,414,800.72      3,177,369.37

Interchange Collections               6,489,028.22              5,312,340.77         583,436.27        583,436.27        767,679.30
Servicer Interchange                                            3,604,166.67         395,833.33        395,833.33        520,833.33

Shared Principal Collections                                  442,130,660.36      48,557,702.58     48,557,702.58     63,891,713.93


           Beginning                 Series 1997-1             Series 1997-2           Seller Interest
           ---------                 -------------             -------------           ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount             1,700,000,000.00           900,000,000.00
Invested Amount                     1,300,000,000.00           900,000,000.00
Class A Invested Amount             1,300,000,000.00           900,000,000.00
Class B Invested Amount                         0.00                     0.00

Principal Funding Account                       0.00                     0.00

Adjusted Invested Amount            1,300,000,000.00           900,000,000.00            766,392,584.96
Class A Adjusted Invested Amt       1,300,000,000.00           900,000,000.00                        NA
Class B Adjusted Invested Amt                   0.00                     0.00                        NA
Enhancement Invested Amount                     0.00                     0.00                        NA

Principal Allocation Pct                       30.76%                   21.29%                    18.13%
Principal Collections                 157,857,295.85           109,285,820.21             93,062,046.94

Floating Allocation Pct                        30.76%                   21.29%                    18.13%
Finance Charge Collections             20,605,873.53            14,265,604.75             12,147,837.45
Defaulted Amount                        8,261,160.35             5,719,264.86              4,870,224.64

Interchange Collections                 1,995,966.19             1,381,822.74
Servicer Interchange                    1,354,166.67               937,500.00

Shared Principal Collections          166,118,456.21           115,005,085.07

           Ending                   Total Trust        Investor Interest       Series 1995-A      Series 1995-B     Series 1996-A
           ------                   -----------        -----------------       -------------      -------------     -------------
Pool Balance (Principal)          4,281,929,460.92
Finance Charges O/S                 128,689,547.86
Excess Funding Account                        0.00

Initial Invested Amount                                3,860,000,000.00        380,000,000.00     380,000,000.00    500,000,000.00
Invested Amount                                        3,460,000,000.00        380,000,000.00     380,000,000.00    500,000,000.00
Class A Invested Amount                                                        357,200,000.00     357,200,000.00    465,000,000.00
Class B Invested Amount                                                         22,800,000.00      22,800,000.00     35,000,000.00

Principal Funding Account                                          0.00                  0.00               0.00              0.00

Adjusted Invested Amount                               3,460,000,000.00        380,000,000.00     380,000,000.00    500,000,000.00
Class A Adjusted Invested Amt                                                  257,200,000.00     357,200,000.00    465,000,000.00
Class B Adjusted Invested Amt                                                   22,800,000.00      22,800,000.00     35,000,000.00
Enhancement Invested Amount                                        0.00                  0.00               0.00              0.00

Principal Allocation Pct                    100.00%               80.80%                 8.87%              8.87%            11.68%
Floating Allocation Pct                     100.00%               80.80%                 8.87%              8.87%            11.68%

           Ending                    Series 1997-1            Series  1997-2         Seller Interest
           ------                    -------------            --------------         ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount             1,700,000,000.00           900,000,000.00
Invested Amount                     1,300,000,000.00           900,000,000.00
Class A Invested Amount             1,300,000,000.00           900,000,000.00
Class B Invested Amount                         0.00                     0.00

Principal Funding Account                       0.00                     0.00

Adjusted Invested Amount            1,300,000,000.00           900,000,000.00          821,929,460.92
Class A Adjusted Invested Amt       1,300,000,000.00           900,000,000.00                      NA
Class B Adjusted Invested Amt                   0.00                     0.00                      NA
Enhancement Invested Amount                     0.00                     0.00                      NA

Principal Allocation Pct                       30.36%                   21.02%                  19.20%
Floating Allocation Pct                        30.36%                   21.02%                  19.20%

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-Jan-99      For the Monthly Period Ending:  31-Dec-98      Days in Interest Period (30/360)    30
Determined as of:      11-Jan-99      Monthly Period                         50      Days in Interest Period (Act/360)   31

                                                               Gross Balances of
Minimum Balance Requirement                                    Accounts Delinquent:                    (%)        ($)
---------------------------                                    --------------------                    ---        ----
Trust Initial Invested Amount               3,860,000,000.00
Trust PFA                                               0.00   30 - 59 days                            1.99%       87,581,611.99
Ending Portfolio Principal Balance          4,281,929,460.92   60 - 89 days                            1.43%       63,235,945.28
                                                               90 days +                               3.02%      132,990,177.63
Beginning Excess Funding Acct Bal                       0.00   Total 30 days +                         6.43%      283,807,734.90
Required Excess Funding Account Deposit                 0.00
Excess Funding Account Withdrawal                       0.00

Seller's Participation Amt (w/o EFA)          821,929,460.92   Gross Credit Losses                     8.91%       31,364,665.26
Required Seller's Interest                    299,735,062.26   Net Credit Losses                       7.63%       26,857,620.66
Required Excess Funding Account Balance                 0.00   Discount Option Receivables                                     0
Seller's Participation Amount                 821,929,460.92   Discount Percentage                                          0.00%
                                                               Finance Charge Billed - pool                        56,012,294.63
Fraud Losses reassigned to the Seller                   0.00   Fees Billed - pool                                  12,476,660.40
                                                               Interest Earned on Collection Account                2,229,518.81
                                                               Required Principal Balance                       3,860,000,000.00
                                                               EFA + Receivables + PFA                          4,281,929,460.92

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-A

Distribution Date of:                                                 15-Jan-99
Determined as of:                                                     11-Jan-99
For the Monthly Period Ending:                                        31-Dec-98
Days in Interest Period (30/360)                                             30
Days in Interest Period (Actual/360)                                         31

                                                                   Beginning                   Ending                  Change
                                                                   ---------                  -------                  ------
Pool Balance (Principal)                                       4,226,392,584.96         4,281,929,460.92           55,536,875.96
Excess Funding Account                                                     0.00                     0.00                    0.00

Invested Amount                                                  380,000,000.00           380,000,000.00                    0.00
Class A Invested Amount                                          357,200,000.00           357,200,000.00                    0.00
Class B Invested Amount                                           22,800,000.00            22,800,000.00                    0.00

Principal Funding Account                                                  0.00                     0.00                    0.00

Adjusted Invested Amount                                         380,000,000.00           380,000,000.00                    0.00
Class A Adjusted Invested Amount                                 357,200,000.00           357,200,000.00                    0.00
Class B Adjusted Invested Amount                                  22,800,000.00            22,800,000.00                    0.00
Enhancement Invested Amount                                                0.00                     0.00                    0.00

Reserve Account                                                            0.00                     0.00                    0.00

Available Cash Collateral Amount                                  38,000,000.00            38,000,000.00                    0.00
Available Shared Collateral Amount                                34,200,000.00            34,200,000.00                    0.00
Spread Account                                                    17,100,000.00            15,200,000.00           (1,900,000.00)

Servicing Base Amount                                            380,000,000.00           380,000,000.00                    0.00


Allocation Percentages
----------------------
Floating Allocation Pct                                                    8.99%
Principal Allocation Pct                                                   8.99%
Class A Floating Pct                                                      94.00%
Class B Floating Pct                                                       6.00%
Class A Principal Pct                                                     94.00%
Class B Principal Pct                                                      6.00%

                                                                     Series
Allocations                                  Trust                   1994-A                 Class A                   Class B
-----------                                  -----                   ------                 -------                   -------
Principal Collections                    513,205,311.29           46,142,901.86            43,374,327.75            2,768,574.11

Finance Charge Collections                66,991,162.39            6,023,255.34             5,661,860.02              361,395.32
PFA Investment Proceeds                              NA                    0.00                     0.00                    0.00
Reserve Account Draw                                 NA                    0.00                     0.00                    0.00
                                                                   ------------             ------------              ----------
Available Funds                                                    6,023,255.34             5,661,860.02              361,395.32

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                 395,833.33               372,083.33               23,750.00
Monthly Interest                                                   1,950,350.00             1,830,650.00              119,700.00
Monthly Servicing Fee                                                 79,166.67                74,416.67                4,750.00
Defaulted Amounts                         26,857,620.66            2,414,800.72             2,269,912.68              144,888.04
                                                                   ------------             ------------              ----------
                                                                   4,840,150.72             4,547,062.68              293,088.04

Excess Spread                                                      1,327,992.67             1,114,797.34              231,195.32
Required Amount                                                            0.00                     0.00                    0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                            11,452.78
Risk-Free Fee                                                                                   2,945.00
Interest on CCA Draw                                                                                0.00
Monthly Cash Collateral Fee                                                                    14,397.78

-----------------------------------
Quarterly Excess Spread Percentage                                         4.27%
Principal Payment Rate Calculation                                        12.06%
Calculated Current Month's Spread Account Cap                              4.00%
Spread Account Cap Adjustment                                              0.00%
Applicable Spread Account Cap Percentage                                   4.00%
Beginning Cash Collateral Amount                                  38,000,000.00
Required Cash Collateral Amount                                   38,000,000.00
Cash Collateral Account Draw                                               0.00
Cash Collateral Account Surplus                                            0.00
Beginning Spread Account Balance                                  17,100,000.00
Required Spread Account Amount                                    15,200,000.00
Required Spread Account Draw                                               0.00
Required Spread Account Deposit                                            0.00
Spread Account Surplus                                             1,900,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                         0
Controlled Accumulation Amount                                    71,440,000.00
Required PFA Balance                                                       0.00
Beginning PFA Balance                                                      0.00
Controlled Deposit Amount                                                  0.00
Available Investor Principal Collections                          48,557,702.58
Principal Shortfall                                                        0.00
Shared Principal to Other Series                                  48,557,702.58
Shared Principal from Other Series                                         0.00
Class A Monthly Principal                                                  0.00
Class B Monthly Principal                                                  0.00
Monthly Principal                                                          0.00
PFA Deposit                                                                0.00
PFA Withdrawal                                                             0.00
Ending PFA Balance                                                         0.00
Principal to Investors                                                     0.00
Ending Class A Invested Amount                                   357,200,000.00
Ending Class B Invested Amount                                    22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                     11.38%
Revolving Investor Interest                                      630,000,000.00
Class A Invested Amount                                          357,200,000.00
Available Principal                                               71,691,935.29
Class A Accumulation Period Length                                            5

Reserve Account
---------------
Available Reserve Account Amount                                           0.00
Covered Amount                                                             0.00
Reserve Draw Amount                                                        0.00
Portfolio Yield                                                           14.30%
Reserve Account Factor                                                    41.67%
Portfolio Adjusted Yield                                                   5.77%
Reserve Account Funding Period Length                                         3
Reserve Account Funding Date                                          15-Nov-99
Weighted Average Coupon                                                    6.16%
Required Reserve Account Amount                                            0.00
Reserve Account Surplus                                                    0.00
Required Reserve Account Deposit                                           0.00
Portfolio Yield - 3 month average                                         13.53%
Base Rate - 3 month average                                                7.66%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                          5.87%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B

Distribution Date of:                                             15-Jan-99
Determined as of:                                                 11-Jan-99
For the Monthly Period Ending:                                    31-Dec-98
Days in Interest Period (30/360)                                         30
Days in Interest Period (Actual/360)                                     31

                                                               Beginning                 Ending                   Change
                                                               ---------                 ------                   ------
Pool Balance (Principal)                                   4,226,392,584.96         4,281,929,460.92           55,536,875.96
Excess Funding Account                                                 0.00                     0.00                    0.00

Invested Amount                                              380,000,000.00           380,000,000.00                    0.00
Class A Invested Amount                                      357,200,000.00           357,200,000.00                    0.00
Class B Invested Amount                                       22,800,000.00            22,800,000.00                    0.00

Principal Funding Account                                              0.00                     0.00                    0.00

Adjusted Invested Amount                                     380,000,000.00           380,000,000.00                    0.00
Class A Adjusted Invested Amount                             357,200,000.00           357,200,000.00                    0.00
Class B Adjusted Invested Amount                              22,800,000.00            22,800,000.00                    0.00
Enhancement Invested Amount                                            0.00                     0.00                    0.00

Reserve Account                                                        0.00                     0.00                    0.00

Available Cash Collateral Amount                              38,000,000.00            38,000,000.00                    0.00
Available Shared Collateral Amount                            34,200,000.00            34,200,000.00                    0.00
Spread Account                                                20,900,000.00            20,900,000.00                    0.00

Servicing Base Amount                                        380,000,000.00           380,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                8.99%
Principal Allocation Pct                                               8.99%
Class A Floating Pct                                                  94.00%
Class B Floating Pct                                                   6.00%
Class A Principal Pct                                                 94.00%
Class B Principal Pct                                                  6.00%

                                                                    Series
Allocations                                     Trust               1995-B                     Class A                 Class B
-----------                                     -----               -------                    -------                 -------
Principal Collections                     513,205,311.29           46,142,901.86            43,374,327.75            2,768,574.11

Finance Charge Collections                 66,991,162.39            6,023,255.34             5,661,860.02              361,395.32
PFA Investment Proceeds                               NA                    0.00                     0.00                    0.00
Reserve Account Draw                                  NA                    0.00                     0.00                    0.00
                                                                    ------------             ------------              ----------
Available Funds                                                     6,023,255.34             5,661,860.02              361,395.32

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                  395,833.33               372,083.33               23,750.00
Monthly Interest                                                    1,997,850.00             1,875,300.00              122,550.00
Monthly Servicing Fee                                                  79,166.67                74,416.67                4,750.00
Defaulted Amounts                          26,857,620.66            2,414,800.72             2,269,912.68              144,888.04
                                                                    ------------             ------------              ----------
                                                                    4,887,650.72             4,591,712.68              295,938.04


Excess Spread                                                       1,280,492.67             1,070,147.34              210,345.32
Required Amount                                                             0.00                     0.00                    0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                             10,160.25
Risk-Free Fee                                                                                    5,759.11
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                        0.00
                                                                                                ---------
Monthly Cash Collateral Fee                                                                     15,919.36

-----------------------------------
Quarterly Excess Spread Percentage                                         4.12%
Principal Payment Rate Calculation                                        12.06%
Calculated Current Month's Spread Account Cap                              5.50%
Spread Account Cap Adjustment                                              0.00%
Applicable Spread Account Cap Percentage                                   5.50%
Beginning Cash Collateral Amount                                  38,000,000.00
Required Cash Collateral Amount                                   38,000,000.00
Cash Collateral Account Draw                                               0.00
Cash Collateral Account Surplus                                            0.00
Beginning Spread Account Balance                                  20,900,000.00
Required Spread Account Amount                                    20,900,000.00
Required Spread Account Draw                                               0.00
Required Spread Account Deposit                                            0.00
Spread Account Surplus                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                         0
Controlled Accumulation Amount                                    71,440,000.00
Required PFA Balance                                                       0.00
Beginning PFA Balance                                                      0.00
Controlled Deposit Amount                                                  0.00
Available Investor Principal Collections                          48,557,702.58
Principal Shortfall                                                        0.00
Shared Principal to Other Series                                  48,557,702.58
Shared Principal from Other Series                                         0.00
Class A Monthly Principal                                                  0.00
Class B Monthly Principal                                                  0.00
Monthly Principal                                                          0.00
PFA Deposit                                                                0.00
PFA Withdrawal                                                             0.00
Ending PFA Balance                                                         0.00
Principal to Investors                                                     0.00
Ending Class A Invested Amount                                   357,200,000.00
Ending Class B Invested Amount                                    22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                     11.38%
Revolving Investor Interest                                      630,000,000.00
Class A Invested Amount                                          357,200,000.00
Available Principal                                               71,691,935.29
Class A Accumulation Period Length                                            5

Reserve Account
---------------
Available Reserve Account Amount                                           0.00
Covered Amount                                                             0.00
Reserve Draw Amount                                                        0.00
Portfolio Yield                                                           14.30%
Reserve Account Factor                                                    41.67%
Portfolio Adjusted Yield                                                   5.62%
Reserve Account Funding Period Length                                         3
Reserve Account Funding Date                                        15-Feb-2000
Weighted Average Coupon                                                    6.31%
Required Reserve Account Amount                                            0.00
Reserve Account Surplus                                                    0.00
Required Reserve Account Deposit                                           0.00
Portfolio Yield - 3 month average                                         13.53%
Base Rate - 3 month average                                                7.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                          5.72%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                15-Dec-99
Determined as of:                                                    11-Jan-99
For the Monthly Period Ending:                                       31-Dec-98
Days in Interest Period (30/360)                                            30
Days in Interest Period (Actual/360)                                        31

                                                                  Beginning                   Ending                  Change
                                                                  ---------                   ------                  ------
Pool Balance (Principal)                                      4,226,392,584.96         4,281,929,460.92           55,536,875.96
Excess Funding Account                                                    0.00                     0.00                    0.00

Invested Amount                                                 500,000,000.00           500,000,000.00                    0.00
Class A Invested Amount                                         465,000,000.00           465,000,000.00                    0.00
Class B Invested Amount                                          35,000,000.00            35,000,000.00                    0.00

Principal Funding Account                                                 0.00                     0.00                    0.00

Adjusted Invested Amount                                        500,000,000.00           500,000,000.00                    0.00
Class A Adjusted Invested Amount                                465,000,000.00           465,000,000.00                    0.00
Class B Adjusted Invested Amount                                 35,000,000.00            35,000,000.00                    0.00
Enhancement Invested Amount                                               0.00                     0.00                    0.00

Reserve Account                                                           0.00                     0.00                    0.00

Available Cash Collateral Amount                                 50,000,000.00            50,000,000.00                    0.00
Available Shared Collateral Amount                               50,000,000.00            50,000,000.00                    0.00
Spread Account                                                   20,000,000.00            17,500,000.00           (2,500,000.00)

Servicing Base Amount                                           500,000,000.00           500,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                  11.83%
Principal Allocation Pct                                                 11.83%
Class A Floating Pct                                                     93.00%
Class B Floating Pct                                                      7.00%
Class A Principal Pct                                                    93.00%
Class B Principal Pct                                                     7.00%

                                                                          Series
Allocations                                           Trust               1996-A                 Class A             Class B
-----------                                           -----               ------                 -------             -------
Principal Collections                           513,205,311.29           60,714,344.56        56,464,340.44        4,250,004.12

Finance Charge Collections                       66,991,162.39            7,925,335.97         7,370,562.46          554,773.52
PFA Investment Proceeds                                     NA                    0.00                 0.00                0.00
Reserve Account Draw                                        NA                    0.00                 0.00                0.00
                                                                          ------------         ------------          ----------
Available Funds                                                           7,925,335.97         7,370,562.46          554,773.52

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        520,833.33           484,375.00           36,458.33
Monthly Interest                                                          2,481,816.94         2,304,586.11          177,230.83
Monthly Servicing Fee                                                       104,166.67            96,875.00            7,291.67
Defaulted Amounts                                26,857,620.66            3,177,369.37         2,954,953.51          222,415.86
                                                                          ------------         ------------          ----------
                                                                          6,284,186.31         5,840,789.62          443,396.69

Excess Spread                                                             1,863,565.52         1,529,772.83          333,792.69
Required Amount                                                                   0.00                 0.00                0.00

1 Month Libor Rate                                    5.535470%
------------------
Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                               26,909.72
Interest on CCA Draw                                                                                   0.00
Total                                                                                             26,909.72

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                                         4.74%
Principal Payment Rate Calculation                                                                        12.06%
Calculated Current Month's Spread Account Cap                                                              3.50%
Spread Account Cap Adjustment                                                                              0.00%
Applicable Spread Account Cap Percentage                                                                   3.50%
Beginning Cash Collateral Amount                                                                  50,000,000.00
Required Cash Collateral Amount                                                                   50,000,000.00
Cash Collateral Account Draw                                                                               0.00
Cash Collateral Account Surplus                                                                            0.00
Beginning Spread Account Balance                                                                  20,000,000.00
Required Spread Account Amount                                                                    17,500,000.00
Required Spread Account Draw                                                                               0.00
Required Spread Account Deposit                                                                            0.00
Spread Account Surplus                                                                             2,500,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                         0
Controlled Accumulation Amount                                                                    51,666,666.67
Required PFA Balance                                                                                       0.00
Beginning PFA Balance                                                                                      0.00
Controlled Deposit Amount                                                                                  0.00
Available Investor Principal Collections                                                          63,891,713.93
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                  63,891,713.93
Shared Principal from Other Series                                                                         0.00
Class A Monthly Principal                                                                                  0.00
Class B Monthly Principal                                                                                  0.00
Monthly Principal                                                                                          0.00
PFA Deposit                                                                                                0.00
PFA Withdrawal                                                                                             0.00
Ending PFA Balance                                                                                         0.00
Principal to Investors                                                                                     0.00
Ending Class A Invested Amount                                                                   465,000,000.00
Ending Class B Invested Amount                                                                    35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     11.38%
Revolving Investor Interest                                                                      500,000,000.00
Class A Invested Amount                                                                          465,000,000.00
Available Principal                                                                               56,898,361.34
Class A Accumulation Period Length                                                                            9

Reserve Account
----------------
Available Reserve Account Amount                                                                           0.00
Covered Amount                                                                                             0.00
Reserve Draw Amount                                                                                        0.00
Portfolio Yield                                                                                           14.30%
Reserve Account Factor                                                                                    75.00%
Portfolio Adjusted Yield                                                                                   6.17%
Reserve Account Funding Period Length                                                                         3
Reserve Account Funding Date                                                                        15-May-2002
Weighted Average Coupon                                                                                    5.96%
Required Reserve Account Amount                                                                            0.00
Reserve Account Surplus                                                                                    0.00
Required Reserve Account Deposit                                                                           0.00
Portfolio Yield - 3 month average                                                                         13.53%
Base Rate - 3 month average                                                                                7.26%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          6.27%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-1

Distribution Date of:                                               15-Jan-99
Determined as of:                                                   11-Jan-99
For the Monthly Period Ending:                                      31-Dec-98
Days in Interest Period (30/360)                                           30
Days in Interest Period (Actual/360)                                       31

                                                                 Beginning                Ending                    Change
                                                                 ---------                ------                    ------
Pool Balance (Principal)                                     4,226,392,584.96        4,281,929,460.92            55,536,875.96
Excess Funding Account                                                   0.00                    0.00                     0.00
Maximum Certificate Invested Amount                          1,700,000,000.00        1,700,000,000.00                     0.00
Invested Amount                                              1,300,000,000.00        1,300,000,000.00                     0.00

Partial Amortization Amount                                              0.00                    0.00                     0.00
Specified Paymnent Date                               n/a
Partial Amortization Amount Principal                                    0.00                    0.00                     0.00
 All prior Partial Amortization Amount reductions
 related to above Specified Paymnent Date
Partial Amortization Amount - Total                                      0.00                    0.00                     0.00

Commitment                                                     110,500,000.00          120,250,000.00             9,750,000.00
Available Cash Collateral Amount                               165,750,000.00          165,750,000.00                     0.00
Seller Reserve Portion                                          55,250,000.00           45,500,000.00            (9,750,000.00)
Unused Commitment                                               55,250,000.00           45,500,000.00            (9,750,000.00)

Servicing Base Amount                                        1,700,000,000.00        1,700,000,000.00                     0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 30.76%
Principal Allocation Pct                                                30.76%

Allocations                                                     Master Trust           Series 1997-1
------------                                                  ----------------       ----------------
Principal Collections                                          513,205,311.29          157,857.295.85

Finance Charge Collelction                                      66,991,162.39           20,605,873.53
Interest Earned on CCA-Seller Account                                      NA              218,697.92
blank                                                                                            0.00
                                                                                        -------------
Total Available Fund                                                                    20,824,571.45

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                     1,354,166.67
Monthly Interest                                                                         6,391,712.57
Monthly Servicing Fee                                                                      270,833.33
Defaulted Receivables                                           26,857,620.66            8,261,160.35
                                                                                        -------------
                                                                                        16,277,872.92

Excess Spread                                                                            4,546,698.53
Required Amount                                                                                  0.00

Prepayable Increase Amount Interest - Total                                                      0.00
Prepayable Increase Amount Interest - Paid                                                       0.00
Prepayable Increase Amount Interest - Unpaid                                                     0.00

Eurodollar Rate                                                                              0.000000%

CP Rate                                                                                      5.663240%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                           47,576.39
Risk Rate Base Portion Fee                                                                                 0.00
Commitment Fee                                                                                        11,894.10
                                                                                                      ---------
TOTAL FEES                                                                                            59,470.49

Risk Rate Base Portion                                                                                     0.00
Risk Rate                                                                                                  0.00%
Quarterly Excess Spread Percentage                                                                         4.22%
Applicable Excess Spread Percentage                                                                        2.64%
Lender Percentage                                                                                          9.25%
Beginning Cash Collateral Amount                                                                 165,750,000.00
Required Cash Collateral Amount                                                                  165,750,000.00
Draw Amount                                                                                                0.00
Cash Collateral Account Surplus                                                                            0.00
Beginning Seller Reserve Portion-Balance                                                          55,250,000.00
Required Seller Reserve Portion                                                                   45,500,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                    0.00
Ending Cash Collateral Amount - Lender Sub-Account                                               120,250,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                                45,500,000.00
Available Cash Collateral Amount - Ending Balance                                                165,750,000.00


Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                       n/a
Controlled Distribution Amount                                                                             0.00
Available Investor Principal Collections                                                         166,118,456.21
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                 166,118,456.21
Shared Principal from Other Series                                                                         0.00
Monthly Principal                                                                                          0.00
Ending Invested Amount                                                                         1,300,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     11.38%
Revolving Investor Interest                                                                    1,300,000,000.00
Invested Amount                                                                                1,300,000,000.00
Available Principal                                                                              147,935,739.49
Class A Accumulation Period Length                                                                            9

Payout Events
--------------
Portfolio Yield - for the month                                                                           14.50%
Portfolio Yield - 3 month average                                                                         13.74%
Base Rate - 3 month average                                                                                7.36%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          6.37%
Required CCA Available Cash Collateral Amount                                                              0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                                  0.00%


BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-2

Distribution Date of:                                                  15-Jan-99
Determined as of:                                                      11-Jan-99
For the Monthly Period Ending:                                         31-Dec-98
Days in Interest Period (30/360)                                              30
Days in Interest Period (Actual/360)                                          31

                                                                Beginning                 Ending                    Change
                                                               -----------             ----------                 ----------
Pool Balance (Principal)                                     4,226,392,584.96        4,281,929,460.92            55,536,875.96
Excess Funding Account                                                   0.00                    0.00                     0.00
Maximum Certificate Invested Amount                            900,000,000.00          900,000,000.00                     0.00
Invested Amount                                                900,000,000.00          900,000,000.00                     0.00

Partial Amortization Amount                                              0.00                    0.00                     0.00
Specified Payment Date
Partial Amortization Amount Principal                                    0.00                    0.00                     0.00
 All prior Partial Amortization Amount reductions
 related to above Specified Payment Date
Partial Amortization Amount - Total                                      0.00                    0.00                     0.00

Commitment                                                      76,500,000.00           83,250,000.00             6,750,000.00
Available Cash Collateral Amount                               114,750,000.00          114,750,000.00                     0.00
Seller Reserve Portion                                          38,250,000.00           31,500,000.00            (6,750,000.00)
Unused Commitment                                               11,250,000.00            4,500,000.00            (6,750,000.00)

Servicing Base Amount                                          900,000,000.00          900,000,000.00                     0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 21.29%
Principal Allocation Pct                                                21.29%

Allocations                                                     Master Trust           Series 1997-2
-----------                                                     ------------           -------------
Principal Collections                                          513,205,311.29          109,285,820.21

Finance Charge Collections                                      66,991,162.39           14,265,604.25
Interest Earned on CCA-Seller Account                                      NA              151,406.25
blank                                                                                            0.00
                                                                                        -------------
Total Available Fund                                                                    14,417,011.00

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                       937,500.00
Monthly Interest                                                                         4,333,090.50
Monthly Servicing Fee                                                                      187,500.00
Defaulted Receivables                                           26,857,620.66            5,719,264.86
                                                                                        -------------
                                                                                        11,177,355.36

Excess Spread                                                                            3,239,655.64
Required Amount                                                                                  0.00

Prepayable Increase Amount Interest - Total                                                      0.00
Prepayable Increase Amount Interest - Paid                                                       0.00
Prepayable Increase Amount Interest - Unpaid                                                     0.00

Eurodollar Rate                                                                              0.000000%

CP Rate                                                                                      5.603040%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                        32,937.50
Risk Rate Base Portion Fee                                                                              0.00
Commitment Fee                                                                                      2,421.88
                                                                                                   ---------
TOTAL FEES                                                                                         35,359.38

Risk Rate Base Portion                                                                                  0.00
Risk Rate                                                                                               0.00%
Quarterly Excess Spread Percentage                                                                      4.31%
Applicable Excess Spread Percentage                                                                     2.69%
Lender Percentage                                                                                       9.25%
Beginning Cash Collateral Amount                                                              114,750,000.00
Required Cash Collateral Amount                                                               114,750,000.00
Draw Amount                                                                                             0.00
Cash Collateral Account Surplus                                                                         0.00
Beginning Seller Reserve Portion-Balance                                                       38,250,000.00
Required Seller Reserve Portion                                                                31,500,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                 0.00
Ending Cash Collateral Amount - Lender Sub-Account                                             83,250,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                             31,500,000.00
Available Cash Collateral Amount - Ending Balance                                             114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                    n/a
Controlled Distribution Amount                                                                          0.00
Available Investor Principal Collections                                                      115,005,085.07
Principal Shortfall                                                                                     0.00
Shared Principal to Other Series                                                              115,005,085.07
Shared Principal from Other Series                                                                      0.00
Monthly Principal                                                                                       0.00
Ending Invested Amount                                                                        900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                  11.38%
Revolving Investor Interest                                                                   900,000,000.00
Invested Amount                                                                               900,000,000.00
Available Principal                                                                           102,417,050.41
Class A Accumulation Period Length                                                                         9

Payout Events
-------------
Portfolio Yield - for the month                                                                        14.50%
Portfolio Yield - 3 month average                                                                      13.74%
Base Rate - 3 month average                                                                             7.28%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                       6.45%
Required CCA - Available Cash Collateral Amount                                                         0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                               0.00%